Components of Other Non-Current Assets and Disposal Groups Held for Sale (Detail: Text Values) € in Millions	Dec. 31, 2018 EUR (€)
Designated sale of Portuguese Private and Commercial Clients business [Abstract]
Valuation resulted in the recognition of a pre-tax loss	€ 53
Thereof recorded in other income	40
Thereof recorded in general and administrative expense	13
Disposal of Polish Private & Commercial Bank business [Abstract]
pre-tax loss	157
Additional net year-to-date pretax charges	€ 17